Exhibit 99.4

         AMENDMENT NO. 1 TO AMENDED AND RESTATED NOTE PURCHASE AGREEMENT


     This AMENDMENT NO. 1 TO AMENDED AND RESTATED NOTE PURCHASE AGREEMENT, dated as of July 29, 2008 (this "Amendment") is made among CONN FUNDING II, L.P. (the "Issuer"), CONN APPLIANCES, INC., THREE PILLARS FUNDING LLC (f/k/a Three Pillars Funding Corporation), JPMORGAN CHASE BANK, N.A., PARK AVENUE RECEIVABLES COMPANY, LLC and SUNTRUST ROBINSON HUMPHREY, INC. Capitalized terms used and not otherwise defined in this Amendment are used as defined in that certain Base Indenture, dated as of September 1, 2002, as amended from time to time, between the Issuer and the Wells Fargo Bank, National Association (successor by merger to Wells Fargo Bank Minnesota, National Association), as Trustee (the "Trustee") or, if not defined therein, in that certain Amended and Restated Series 2002-A Supplement, dated as of September 10, 2007, as amended from time to time, between the Issuer and the Trustee.

                                   Background

     A. The parties hereto have entered into the Amended and Restated Note Purchase Agreement, dated as of September 10, 2007, among the parties hereto (as amended from time to time, the "Note Purchase Agreement") to finance the purchase of Receivables by the Issuer from Conn Appliances, Inc. (as successor by merger to CAI, L.P.).

     B. The parties hereto wish to amend the Note Purchase Agreement.

     C. The parties hereto are willing to agree to such an amendment, all as set out in this Amendment.

                                    Agreement

     1. Amendments of the Note Purchase Agreement.

     (a) Section 1 of the Note Purchase Agreement is hereby amended by adding the following definition in appropriate alphabetical order:

          "ABL Facility" means any loan facility secured by the indebtedness of any obligor under contracts originated by the Parent or any of its
          Affiliates   related  to  any  retail  installment  sale  contract  in
          connection with a sale of (i) home appliances, electronic goods, computers, telephones and other goods and merchandise of the type sold by the Parent or any of its Affiliates from time to time in the ordinary course of business, which in each case constitute "consumer goods" under and as defined in Article 9 of the UCC of all applicable jurisdictions, (ii) service maintenance contracts and services in respect of any goods or merchandise referred to in clause (i) above, and (iii) credit insurance (including life, disability, property and involuntary unemployment) in respect of any goods or merchandise referred to in clause (i) above or any obligor's payment obligations in respect of the receivable (collectively, "Pool Merchandise") and all amounts due thereunder from time to time or any retail revolving charge account agreement with an obligor pursuant to which such obligor is obligated to pay for Pool Merchandise purchased under a credit plan and permits such obligor to purchase such Pool Merchandise on credit; other than the Receivables.

     (b) Section 1 of the Note Purchase Agreement is hereby amended by amending and restating the following definition in its entirety:

         "Tranche A Purchase Expiration Date" means the earlier of (i) August 15, 2008 (as such date may be extended from time to time pursuant to Section 2.4) or (ii) the execution of agreements related to an ABL Facility.

     2. Tranche C Expiration. Each party hereto acknowledges and agrees that the Tranche C Purchase Expiration Date has occurred and will not be extended.

     3. Binding Effect; Ratification. This Amendment shall become effective, as of the date first set forth above, when the Administrator shall have received counterparts hereof and thereafter shall be binding on the parties hereto and their respective successors and assigns.

     (a) On and after the execution and delivery hereof, this Amendment shall be a part of the Note Purchase Agreement and each reference in the Note Purchase Agreement to "this Note Purchase Agreement" or "hereof", "hereunder" or words of like import, and each reference in any other Transaction Document to the Note Purchase Agreement shall mean and be a reference to such Note Purchase Agreement as amended hereby.

     (b) Except as expressly amended hereby, the Note Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

     4. Miscellaneous. (a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS AMENDMENT AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

     (b) Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

     (c) This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                  CONN FUNDING II, L.P., as Issuer


                                  By: Conn Funding II GP, L.L.C.,  its general
                                      partner


                                  By: /s/ David R. Atnip
                                      ------------------------------------------
                                      Name: David R. Atnip
                                      Title: Treasurer



                                  CONN APPLIANCES, INC.



                                  By: /s/ David R. Atnip
                                      ------------------------------------------
                                      Name: David R. Atnip
                                      Title: Senior Vice President and Treasurer





                                       S-1                    Amendment No. 1 to
                                                         Note Purchase Agreement

                                  THREE PILLARS FUNDING LLC,
                                  as a Conduit Purchaser


                                  By: /s/ Doris J. Hearn
                                      ------------------------------------------
                                      Name: Doris J. Hearn
                                      Title: Vice President



                                  SUNTRUST ROBINSON HUMPHREY, INC.,
                                  as Administrator


                                  By: /s/ Michael G. Maza
                                      ------------------------------------------
                                      Name: Michael G. Maza
                                      Title: Managing Director







                                       S-2                    Amendment No. 1 to
                                                         Note Purchase Agreement

                                  JPMORGAN CHASE BANK, N.A., as a Committed
                                  Purchaser and Funding Agent


                                  By: /s/ Trisha Lesch
                                      ------------------------------------------
                                      Name: Trisha Lesch
                                      Title: Vice President



                                  PARK AVENUE RECEIVABLES COMPANY LLC, as a
                                  Conduit Purchaser

                                  By: JPMorgan Chase Bank, N.A.,
                                      its attorney-in-fact


                                  By: /s/ Trisha Lesch
                                      ------------------------------------------
                                      Name: Trisha Lesch
                                      Title: Vice President





                                       S-3                    Amendment No. 1 to
                                                         Note Purchase Agreement